UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       July 11, 2005

AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606

(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of Principal Executive Offices)	(Zip Code)

(770) 391-9500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 11, 2005, the Audit Committee (the “Audit Committee”) of the Board of Directors of AFC Enterprises, Inc. (the “Company”) dismissed the firm of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm.

The audit reports of KPMG on the Company’s financial statements for the fiscal years ended December 26, 2004 and December 28, 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the two fiscal years ended December 26, 2004 and December 28, 2003, and in the interim period, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in its reports on the financial statements for such years.

During the fiscal years ended December 26, 2004 and December 28, 2003, and in the interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except as follows: KPMG’s report on the Company’s internal control over financial reporting as of December 26, 2004 expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting as of December 26, 2004 because of material weaknesses relating to the completeness of accounts payable and accrued liabilities and the oversight and review of the Company’s income tax accounting estimates. The Audit Committee has discussed this matter with KPMG. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish a letter addressed to the SEC stating whether KPMG agrees with the above statements. KPMG’s letter, dated July 15, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 12, 2005, the Audit Committee engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 25, 2005.

During the fiscal years ended December 26, 2004 and December 28, 2003, and in the interim period, the Company has not consulted Grant Thornton regarding either (a) the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that is either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

16.1	Letter from KPMG LLP dated July 15, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.

Date: July 15, 2005	By:	/s/ Frank J. Belatti

Frank J. Belatti Chairman of the Board and Chief Executive Officer